UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 2, 2013

Date of Report (Date of earliest event reported)

WEBMD HEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-35337	20-2783228

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Eighth Avenue

New York, New York 10011

(Address of principal executive offices, including zip code)

(212) 624-3700

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

WebMD Health Corp. will hold its 2013 Annual Meeting of Stockholders on September 20, 2013 at the W NEW YORK – Union Square, 201 Park Avenue South, New York, New York 10003. The record date for determining the stockholders entitled to vote at WebMD’s 2013 Annual Meeting is the close of business on August 1, 2013.

Proposals that WebMD’s stockholders intend to present at the 2013 Annual Meeting must be received by WebMD no later than the close of business on July 12, 2013 in order that they may be considered for possible inclusion in WebMD’s proxy statement and form of proxy for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934. All notices of proposals by stockholders should be sent to: Douglas W. Wamsley, Executive Vice President, Co-General Counsel and Secretary, WebMD Health Corp., 111 Eighth Avenue, New York, NY 10011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.

Dated: July 2, 2013	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

3